Exhibit 99.1

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                      Periods Ended March 31, 2003 and 2002

                                List of Contents




                           2003 FIRST-QUARTER SUMMARY


                                2003 YEAR-TO-DATE


                                2002 YEAR-TO-DATE


                                 2001 BY QUARTER


                                 2000 BY QUARTER


                                 1999 BY QUARTER


   See the Glossary of Terms on this website for definitions of terms used in this summary. Quarters may not sum to totals due to rounding.